Please take a moment now to authorize a proxy to vote these shares of AvalonBay Communities, Inc. common stock at the 2013 Annual Meeting of Stockholders.

AVALONBAY COMMUNITIES, INC. BALLSTON TOWER 671 N. GLEBE ROAD, SUITE 800 ARLINGTON, VA 22203	YOU CAN AUTHORIZE A PROXY TO VOTE THESE SHARES TODAY IN ONE OF THREE WAYS:

BY INTERNET—www.proxyvote.com
Use the Internet to authorize your proxy and transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by AvalonBay Communities, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your proxy using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BY PHONE - 1-800-690-6903
Use any touch-tone telephone to authorize your proxy and transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to AvalonBay Communities, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote these shares by internet or telephone you do NOT need to mail this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M56425-P36626	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AVALONBAY COMMUNITIES, INC.					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 and 4.
					☐	☐	☐
1.	To elect the following eight individuals to serve until the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualify:

	01)	Glyn F. Aeppel	06)	Lance R. Primis
	02)	Alan B. Buckelew	07)	Peter S. Rummell
	03)	Bruce A. Choate	08)	H. Jay Sarles
	04)	John J. Healy, Jr.	09)	W. Edward Walter
	05)	Timothy J. Naughton								For	Against	Abstain

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2013.									☐	☐	☐

3.	To adopt a resolution approving, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the proxy statement.									☐	☐	☐

4.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock, par value $.01 per share, by 140 million shares.									☐	☐	☐

5.	In addition, the proxies are authorized to vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

If you vote by mail, you must date, sign and return this card in order for these shares to be voted.

					Yes	No				Yes	No

Please indicate if you plan to attend this meeting.					☐	☐		HOUSEHOLDING ELECTION—Please indicate if you consent to receive certain future investor communications in a single package per household.		☐	☐

Please sign exactly as your name appears on this card and date. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If shares are held jointly, each holder should sign.

Signature [PLEASE SIGN WITHIN BOX]				Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, Annual Report to Stockholders and Form 10-K are available at www.proxyvote.com.

M56426-P36626

AVALONBAY COMMUNITIES, INC.
2013 ANNUAL MEETING OF STOCKHOLDERS, MAY 22, 2013, 9:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY

The undersigned stockholder of AvalonBay Communities, Inc., a Maryland corporation (the “Company”), hereby appoints Timothy J. Naughton and Thomas J. Sargeant, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held at the offices of the Company, Ballston Tower, 671 N. Glebe Road, Suite 800, Arlington, VA 22203 on May 22, 2013, 9:00 a.m. Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN, BUT IF THIS PROXY IS EXECUTED AND NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND “FOR”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

SEE REVERSE	PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL	SEE REVERSE
SIDE	THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE	SIDE